UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 15, 2006

FIRSTPLUS Financial Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-27750	75-2561085
(Commission File Number)	(IRS Employer Identification No.)

5100 North O'Connor Blvd., 6th Floor Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 496-1266
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Special Meeting Litigation

In February 2006, the Company filed an answer and counterclaim in the lawsuit styled Danford L. Martin, et al. v. FirstPlus Financial Group, Inc., et al., in the Second Judicial District Court for the State of Nevada (the “Election Suit”). A group of Company shareholders commenced the Election Suit in March 2005 to compel a shareholders’ meeting and election of directors. Although the Company has treated the Election Suit as a valid request for a meeting in accordance with the Company’s bylaws, after reviewing the several amendments to the petitioners’ proxy materials and the behavior of the petitioners and their advisors during the Election Suit, the Company filed the counterclaim to address the damages incurred by the Company and its shareholders due to the actions of the petitioners, two purported “committees” that are in no way affiliated with the Company and the controlling persons of the purported “committees.”

In the counterclaim, the Company has alleged, among other things, that:

•

the purported “committees” have used their improper influence and control over George Davis, the Company’s former director and Vice President—Shareholder Relations, both during his time in office with the Company and after the termination of his positions with the Company, and as a result have breached their duties to the Company and caused Mr. Davis to breach his duties to the Company;

•

the “committees” have exerted this improper influence and control over George Davis to interfere with the Company’s business and to obtain material non-public information about the Company and to selectively use or disseminate that information, and as a result have breached their duties to the Company and caused Mr. Davis to breach his duties to the Company;

•

the “committees” have exerted this improper influence and control over Mr. Davis in Mr. Davis’ role as trustee of the Grantor Trust described below to the detriment of the Company and the FPFI Intercompany Claim, and as a result have breached their duties to the Company and caused Mr. Davis to breach his duties to the Company;

•

members of the “committees” and certain other petitioners improperly traded shares of the Company’s common stock based upon the publishing of reports by one of the “committees” which ignored or purposely misstated the amount of the Company’s liabilities and assets, causing the price of the Company’s common stock to fluctuate with the issuance of the reports and that such conduct constitutes part of a scheme and artifice to manipulate the market for the personal financial gain of such petitioners, to create support for the slate of nominees which may be nominated by one of the “committees” in the upcoming election of directors and to secure additional monetary contributions to fund the litigation and further the scheme;

•

one or more of the petitioners who controlled the content and timing of the “committee reports” published and disseminated false and misleading information about the Company in those reports and coordinated their trades in Company common stock with the release of those reports;

•

the petitioners have engaged in an ongoing campaign of misinformation regarding the Company and its officers and directors on various websites, including making false statements to the court, the Company and the Company’s shareholders in the Election Suit; and

•

the petitioners have abused the Election Suit to further a scheme of manipulation of the court process and the election by using a court order to, among other things, delay the Company’s performance with a pre-existing contract and subjecting the Company to possible penalties under the contract, delaying the meeting due to their refusal or inability to properly file their proxy materials with the Securities and Exchange Commission, inducing the Company to enter into agreements regarding the special meeting date and a mediation proposed by the petitioners and subsequently breaching such agreements.

A copy of the Verified Answer and Counterclaim is filed as Exhibit 99.1 to this Form 8-K.

Grantor Trust Litigation

On February 17, 2006, the court in the lawsuit styled FirstPlus Financial Group, Inc., Michael Montgomery, Jack Draper and The FirstPlus Financial Group Grantor Residual Trust v. George T. Davis and The FPFI Creditor Trust; Civil Action No. 05-02962; in the 298th District Court of Dallas County, Texas granted the Company’s motion for partial summary judgment against George Davis.

Until November 2004, George Davis was the sole trustee of The FirstPlus Financial Group Grantor Residual Trust (the “Group Trust”). The Company appointed two additional trustees to the Group Trust in November 2004 but did not remove Mr. Davis as trustee at that time. In June 2005, the Company, as settlor of the Group Trust, terminated Mr. Davis as trustee pursuant to the terms of the trust agreement governing the Group Trust and appointed a successor trustee.

The lawsuit is based on a dispute regarding whether the Company had the ability to appoint additional trustees to the Group Trust. In granting the partial summary judgment, the court determined that:

•	the Company is the sole beneficiary of the Group Trust;

•	the Company, as the sole settlor and sole beneficiary, has the ability to appoint additional trustees;

•	the Company properly appointed the additional trustees;

•	by virtue of the appointment of additional trustees, George Davis is not the sole trustee of the Group Trust; and

•	a majority of the appointed trustees are authorized to direct distributions from the FPFI Creditor Trust to the Group Trust.

The court has not yet entered a final judgment in the lawsuit on these matters, and ancillary claims regarding the validity of the Company’s termination of Mr. Davis and attorneys fees are still pending in the lawsuit. However, the Company believes that the court’s ruling will finally allow the trustees of the Group Trust to conduct the business of the Group Trust.

A copy of the Order Granting Plaintiffs’ Motion for Partial Summary Judgment is filed as Exhibit 99.2 to this Form 8-K.

Additional Information

FIRSTPLUS Financial Group, Inc. has filed a preliminary proxy statement with the Securities and Exchange Commission relating to its solicitation of proxies for the Company’s 2006 Special Meeting of Shareholders, rescheduled from November 16, 2005 to April 28, 2006. FIRSTPLUS Financial Group, Inc. shareholders are urged to read the Company’s definitive proxy statement because it contains important information. FIRSTPLUS Financial Group, Inc. shareholders will be able to obtain a copy of the proxy statement, and any other relevant documents, for free at the Securities and Exchange Commission’s web site located at www.sec.gov. FIRSTPLUS Financial Group, Inc. shareholders will also be able to obtain a free copy of the proxy statement, and other relevant documents, by contacting FIRSTPLUS Financial Group, Inc. at:

FIRSTPLUS FINANCIAL GROUP, INC.

5100 N. O’Connor Boulevard, 6th Floor

Irving, Texas 75039

All of the FIRSTPLUS Financial Group, Inc. directors (Robert P. Freeman, John R. Fitzgerald, Daniel T. Phillips and David B. Ward) and its sole executive officer (Jack (J.D.) Draper) will be deemed to be participants in the Board’s solicitation of proxies. A description of the direct and indirect interests, by security holdings or otherwise, of these participants in the Board’s solicitation of proxies was set forth in the proxy statement for 2005 Annual Meeting of Shareholders for the postponed meeting date of November 16, 2006, which was filed with the Securities and Exchange Commission on October 25, 2005. Additional information regarding the interests of those persons may be obtained by reading the updated definitive proxy statement for the 2006 Special Meeting of Shareholders when it becomes available.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

No.	Exhibit Name

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

99.1	Verified Answer and Counterclaim

99.2	Order Granting Plaintiffs’ Motion for Partial Summary Judgment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2006	FIRSTPLUS FINANCIAL GROUP, INC.

By:	/s/ Jack (J.D.) Draper
Jack (J.D.) Draper
President

EXHIBIT INDEX

No.	Exhibit Name

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

99.1	Verified Answer and Counterclaim

99.2	Order Granting Plaintiffs’ Motion for Partial Summary Judgment